================================================================================


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): October 1, 2004







                                CDKNET.COM, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



       Delaware                     0-27587                      22-3586087
------------------------     ------------------------        -------------------
(State of Incorporation)     (Commission File Number)          (IRS Employer
                                                             Identification No.)



                                948 US Highway 22
                           North Plainfield, NJ 07060
--------------------------------------------------------------------------------
                    (Address of Principal Executive Offices)



                                 (908) 769-3232
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)



                                       N/A
--------------------------------------------------------------------------------
          (former name or former address, if changed since last report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))

================================================================================

ITEM 2.03   CREATION OF A DIRECT OR FINANCIAL OBLIGATION OR AN OBLIGATION UNDER
            --------------------------------------------------------------------
            AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT
            ------------------------------------------------

            Commencing October 1, 2004 and ending October 7, 2004, we received subscriptions for an aggregate of $250,000 principal amount of an authorized $500,000 6% Subordinated Convertible Notes due October 15, 2005 ("Notes"). Several additional accredited investors are considering subscribing for Notes, but they have not committed to subscribe at the time of this filing and there is no assurance that they will do so. Of the $250,000 subscriptions we have received, we have or will receive cash proceeds of $201,500, The Andreas Typaldos Family Limited Partnership agreed to cancel $22,000 of our financial obligations to it for prior cash advances, Steven A. Horowitz cancelled $23,500 of our financial obligations to him for prior cash advances and $50,000 is due from one subscriber. All principal and interest on the Notes are due the earlier of October 15, 2005 or our raising net proceeds of $2 million or more in one or more equity private placements. The obligations may also be accelerated by the holders of 50.1% of the outstanding principal of the Notes in the event of our dissolution, bankruptcy or breach of material warranty.



ITEM 3.02   UNREGISTERED SALE OF EQUITY SECURITIES
            --------------------------------------

            Reference is made to "Item 2.03 Creation of a Direct or Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant" of this report, which is incorporated by reference into this item.

            The subscriptions for the Notes were received from three accredited investors, including Steven A. Horowitz, a director until October 11, 2004 and The Andreas Typaldos Family Limited Partnership, a controlling shareholder. The subscriptions were made directly without public solicitation, the payment of any commissions or a broker and is claimed to be exempt under Sections 4(2) or 4(6) of the Securities Act of 1933, as amended.

            The Notes are convertible at the holders' option into equity securities issued by us in a private placement on or before the maturity date, at the same price and terms of the other participants in the offering, if any, provided that we must consent to their participation if the price to other investors is less than $1.25 per share.



ITEM 3.03   MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS
            ---------------------------------------------------

            Reference is made to" Item 2.03 Creation of a Direct or Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant" of this report, which is incorporated by reference into this item.

            The Notes contain a provision which prohibits us from paying cash dividends or otherwise distributing our property until the Notes are paid in full.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS
            ---------------------------------

            (c) Exhibits.

                  4.1 Form of 6% Subordinated Convertible Note due October 15, 2005.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             CDKNET.COM, INC.



                                             By: /s/ Oleg Logvinov
                                                 -------------------------------
                                                 Oleg Logvinov, President

Date: October 7, 2004